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                                                                   EXHIBIT 10c12



Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune"), and The Chase Manhattan Bank and each of the following persons, to the Trust Agreement and Amendments constituting Exhibits 10c8, 10c9, 10c10 and 10c11 to the Annual Report on Form 10-K of Fortune for the Fiscal
Year ended December 31, 1999.

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                                 Name
                                 ----

                             Thomas C. Hays
                             Norman H. Wesley
                             John T. Ludes
                             Dudley L. Bauerlein, Jr.
                             Mark Hausberg
                             Anne C. Linsdau
                             Craig P. Omtvedt
                             Mark A. Roche
                             Robert J. Rukeyser